Investment	6 Months Ended
Jun. 30, 2024
Investment [Abstract]
Investment

6. Investment

On March 3, 2011, Yada invested RMB 6 million into Yangzhou Juyuan Guarantee Co., Ltd. (“Juyuan”) and obtained a 12% equity interest of Juyuan. Juyuan mainly provides financing guarantee services and relevant consulting services to customers. Juyuan has only one executive director and one supervisor. Neither the executive director nor the supervisor has any relationship to Yada or its management. Therefore, Yada has neither control nor significant influence over Juyuan. For the Company’s investments which are passive and for which the Company does not have significant influence or control and there is no readily determinable fair value, the Company has elected the measurement alternative defined as cost, less impairment, plus or minus adjustments resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. On January 5, 2023, the majority shareholder of Juyuan purchased 5% equity interest of Juyuan from Yada for a consideration of $353,062 (RMB 2.5 million). The carrying value of the investment amounted to $481,616 as of June 30, 2024.

On December 1, 2022, Huadong invested RMB 40 million into Zhongxiangxin, and obtained a 25% ownership interest of Zhongxiangxin. Zhongxiangxin manufactures and sells medical materials in the PRC. The Company accounted for the investment using the equity method, because the Company has significant influence but does not own a majority equity interest in or otherwise exercise control over the equity investee. Under the equity method, the Company adjusts the carrying amount of the investment and recognizes investment income or loss for its share of the earnings or loss of the investee after the date of investment. When the Company’s share of losses in the equity investee equals or exceeds its interest in the equity investee, the Company does not recognize further losses, unless the Company has incurred obligations or made payments or guarantees on behalf of the equity investee. For the six months ended June 30, 2024 and 2023, the investment gain from Zhongxiangxin was $3,747 and $1,632, respectively.

On February 26, 2024, the Company transferred its 45% equity interest in Hainan Guoxie from Kangfu to Huadong, and the remaining 10% equity interest was sold to a third party, Yangzhou Boxin Medical Equipment Co., Ltd. (“Boxin”) in exchange for $637,940 (RMB4.4 million) in consideration. After the transaction, the Company no longer controls Hainan Guoxie. The Company accounted for the investments using the equity method, because the Company has significant influence but does not own a majority equity interest in or otherwise exercise control over the equity investee. Under the equity method, the Company adjusts the carrying amount of the investment and recognizes investment income or loss for its share of the earnings or loss of the investee after the date of investment. When the Company’s share of losses in the equity investee equals or exceeds its interest in the equity investee, the Company does not recognize further losses, unless the Company has incurred obligations or made payments or guarantees on behalf of the equity investee. During March 1, 2024 to June 30, 2024, the investment gain from Hainan Guoxie was $3,187.

For the six months ended June 30, 2024 and 2023, no impairment indicators were identified and no loss related to revaluation of its investment in the private company was recorded.